United States
Securities and Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number       811-03541

Asset Management Fund

(Exact name of registrant as specified in charter)

Three Canal Plaza, Portland, ME 04101

(Address of principal executive offices)      (Zip code)

Foreside Management Services, LLC, Three Canal Plaza, Portland, ME 04101

(Name and address of agent for service)

Registrant's telephone number, including area code:	(800) 247-9780 – Large Cap Equity

Date of fiscal year end:       6/30

Date of reporting period:     6/30/24

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Large Cap Equity Fund
Class AMF/IICAX

ANNUAL SHAREHOLDER REPORT | JUNE 30, 2024

This annual shareholder report contains important information about the Large Cap Equity Fund (“Fund”) for the period of July 01, 2023, to June 30, 2024. You can find additional information about the Fund at www.amffunds.com. You can also request this information by contacting us at 1-800-247-9780.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund expenses for the last year?

(Based on a hypothetical $10,000 investment)

FUND (CLASS)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
Large Cap Equity Fund (Class AMF/IICAX)	$185	1.68%

What impacted Fund performance over the reporting period?

For the twelve months ended June 30, 2024, the Large Cap Equity Fund Class AMF Shares returned 19.95% while the S&P 500 Index (Total Return) generated 24.56%. The Morningstar Large Blend category average returned 21.37%. According to Morningstar, this places the Fund in the top 68% of all Large Cap Blend stock funds for the past year. For the three-and-five year periods, the Fund ranked in the 8th percentile and the 43rd percentile, respectively.

For the twelve months ended June 30, 2024, value and low volatility stocks underperformed the benchmark while momentum and growth outperformed. Since the Fund is oriented to value and higher than average dividend yield, this primarily caused the underperformance vs the benchmark.

The Fund’s investment adviser, System Two Advisors, continues to prefer companies with low share prices relative to cash flow and sales, and higher than average dividend yields. These are factors that we believe provide more stability and less volatility when markets underperform. In fact, the Fund continues to generate lower return volatility than the S&P 500 Index as well as the average fund in the Morningstar Large Blend category. The Fund’s investment adviser, System Two Advisors, relies on a blend of fundamental and quantitative analysis. Since System Two Advisors took over management of the Fund, relative performance, to both the Fund’s benchmark and similar funds, has improved despite the Fund having less return volatility. We believe that the investment process of System Two Advisors provides an attractive risk-adjusted approach for our shareholders.

Fund Performance

The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $10,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $10,000

| 1

AVERAGE ANNUAL TOTAL RETURN	1 YEAR	5 YEAR	10 YEAR
Large Cap Equity Fund (Class AMF/IICAX)	19.95%	14.14%	11.21%
S&P 500 Index	24.56%	15.05%	12.86%

Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.

Visit www.amffunds.com for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

KEY FUND STATISTICS
Fund net assets	$48,960,943
Total Number of Portfolio Holdings	51
Total advisory fees paid	$314,925
Portfolio turnover rate as of the end of the reporting period	10%

PORTFOLIO DIVERSIFICATION (% OF TOTAL NET ASSETS)
Information Technology	31.2%
Financials	14.9%
Health Care	11.4%
Consumer Discretionary	9.7%
Communication Services	8.3%
Industrials	8.2%
Consumer Staples	6.2%
Energy	4.4%
Materials	2.2%
Real Estate	1.9%
Utilities	1.7%

Material Fund Changes

Prior to February 28, 2024, Austin Atlantic Asset Management Company (“AAAMCO”) served as investment adviser to the Fund. Effective as of February 28, 2024, AAMCO no longer serves as investment adviser to the Fund and System Two Advisors, L.P., the Fund’s former investment sub-adviser, serves as investment adviser to the Fund.

This is a summary of certain changes to the Fund since June 30, 2023. For more complete information, you may review the Fund’s prospectus at www.amffunds.com or upon request at 1-800-247-9780.

Where can I find more information?

At www.amffunds.com, you can find additional information about the Fund, including the Fund’s prospectus, financial information, fund holdings and proxy voting information.

You can also request this information by contacting us at 1-800-247-9780.

| 2

Large Cap Equity Fund
Class H/IICHX

ANNUAL SHAREHOLDER REPORT | JUNE 30, 2024

This annual shareholder report contains important information about the Large Cap Equity Fund (“Fund”) for the period of July 01, 2023, to June 30, 2024. You can find additional information about the Fund at www.amffunds.com. You can also request this information by contacting us at 1-800-247-9780.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund expenses for the last year?

(Based on a hypothetical $10,000 investment)

FUND (CLASS)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
Large Cap Equity Fund (Class H/IICHX)	$162	1.47%

What impacted Fund performance over the reporting period?

For the twelve months ended June 30, 2024, the Large Cap Equity Fund Class H Shares returned 20.24% while the S&P 500 Index (Total Return) generated 24.56%. The Morningstar Large Blend category average returned 21.37%. According to Morningstar, this places the Fund in the top 68% of all Large Cap Blend stock funds for the past year. For the three-and-five year periods, the Fund ranked in the 8th percentile and the 43rd percentile, respectively.

For the twelve months ended June 30, 2024, value and low volatility stocks underperformed the benchmark while momentum and growth outperformed. Since the Fund is oriented to value and higher than average dividend yield, this primarily caused the underperformance vs the benchmark.

The Fund’s investment adviser, System Two Advisors, continues to prefer companies with low share prices relative to cash flow and sales, and higher than average dividend yields. These are factors that we believe provide more stability and less volatility when markets underperform. In fact, the Fund continues to generate lower return volatility than the S&P 500 Index as well as the average fund in the Morningstar Large Blend category. The Fund’s investment adviser, System Two Advisors, relies on a blend of fundamental and quantitative analysis. Since System Two Advisors took over management of the Fund, relative performance, to both the Fund’s benchmark and similar funds, has improved despite the Fund having less return volatility. We believe that the investment process of System Two Advisors provides an attractive risk-adjusted approach for our shareholders.

Fund Performance

The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Fund. It assumes a $3,000,000 initial investment at the beginning of the first fiscal year in an appropriate, broad-based securities market index for the same period.

GROWTH OF $3,000,000

| 1

AVERAGE ANNUAL TOTAL RETURN	1 YEAR	5 YEAR	10 YEAR
Large Cap Equity Fund (Class H/IICHX)	20.24%	14.38%	11.43%
S&P 500 Index	24.56%	15.05%	12.86%

Keep in mind that the Fund’s past performance is not a good predictor of how the Fund will perform in the future.

Visit www.amffunds.com for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

KEY FUND STATISTICS
Fund net assets	$48,960,943
Total Number of Portfolio Holdings	51
Total advisory fees paid	$314,925
Portfolio turnover rate as of the end of the reporting period	10%

PORTFOLIO DIVERSIFICATION (% OF TOTAL NET ASSETS)
Information Technology	31.2%
Financials	14.9%
Health Care	11.4%
Consumer Discretionary	9.7%
Communication Services	8.3%
Industrials	8.2%
Consumer Staples	6.2%
Energy	4.4%
Materials	2.2%
Real Estate	1.9%
Utilities	1.7%

Material Fund Changes

Prior to February 28, 2024, Austin Atlantic Asset Management Company (“AAAMCO”) served as investment adviser to the Fund. Effective as of February 28, 2024, AAMCO no longer serves as investment adviser to the Fund and System Two Advisors, L.P., the Fund’s former investment sub-adviser, serves as investment adviser to the Fund.

This is a summary of certain changes to the Fund since June 30, 2023. For more complete information, you may review the Fund’s prospectus at www.amffunds.com or upon request at 1-800-247-9780.

Where can I find more information?

At www.amffunds.com, you can find additional information about the Fund, including the Fund’s prospectus, financial information, fund holdings and proxy voting information.

You can also request this information by contacting us at 1-800-247-9780.

| 2

Item 2.	Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)(1)   The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)   The audit committee financial expert is David Gruber, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)       Audit Fees. Audit fees totaled $48,250 and $46,000 in fiscal years 2024 and 2023 respectively, including fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-CEN.

(b)       Audit-Related Fees. There were no audit related fees billed in fiscal years 2024 and 2023.

(c)       Tax Fees. Fees for tax compliance and review services totaled $10,500 and $11,500 in fiscal years 2024 and 2023, respectively.

(d)       All Other Fees. There were no other fees in fiscal years 2024 and 2023.

(e)(1)  Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the trust’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to the fund, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	2024 0% 2023 0%

(f)         Not applicable

(g)	2024 $10,500 2023 $11,500

(h)        The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Companies.

Not applicable.

Item 6.	Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

ITEM 8 – AMF N-CSR June 30, 2024

AMF – Large Cap Equity Fund

Annual Report

June 30, 2024

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2024

	Percentage of Net Assets	Shares	Value
COMMON STOCKS	97.1%
Banks	1.2%
Citigroup, Inc.		4,800	$304,608
JPMorgan Chase & Co.		1,500	303,390
			607,998
Capital Goods	3.5%
Cummins, Inc.		6,150	1,703,120
Consumer Discretionary Distribution & Retail	0.3%
Tractor Supply Co.		500	135,000
Consumer Durables & Apparel	0.2%
Lululemon Athletica, Inc.(a)		200	59,740
NIKE, Inc., Class B		500	37,685
			97,425
Consumer Services	1.6%
Booking Holdings, Inc.		130	514,995
McDonald’s Corp.		1,000	254,840
			769,835
Diversified Financials	1.8%
CME Group, Inc.		2,500	491,500
Goldman Sachs Group (The), Inc.		900	407,088
			898,588
Energy	4.4%
ConocoPhillips		7,000	800,660
EOG Resources, Inc.		10,800	1,359,396
			2,160,056
Food & Staples Retailing	4.1%
Costco Wholesale Corp.		2,350	1,997,476
Health Care Equipment & Services	7.6%
HCA Healthcare, Inc.		5,500	1,767,040
McKesson Corp.		800	467,232
UnitedHealth Group, Inc.		2,892	1,472,780
			3,707,052
Household & Personal Products	1.5%
Procter & Gamble (The) Co.		4,400	725,648
Insurance	5.1%
Aflac, Inc.		6,000	535,860
Progressive (The) Corp.		9,500	1,973,245
			2,509,105
Materials	2.2%
Freeport-McMoRan, Inc.		10,000	486,000
LyondellBasell Industries N.V., Class A		6,000	573,960
			1,059,960
Media & Entertainment	8.0%
Alphabet, Inc., Class A		11,100	2,021,865
Comcast Corp., Class A		35,900	1,405,844
Meta Platforms, Inc., Class A		1,000	504,220
			3,931,929

See notes to financial statements.

1

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (continued)

June 30, 2024

	Percentage of Net Assets	Shares	Value
Pharmaceuticals, Biotech & Life Sciences	3.8%
AbbVie, Inc.		8,500	$1,457,920
Bristol-Myers Squibb Co.		9,700	402,841
			1,860,761
Real Estate	1.9%
American Tower Corp.		2,000	388,760
Public Storage		1,500	431,475
Simon Property Group, Inc.		637	96,697
			916,932
Retailing	6.2%
Home Depot (The), Inc.		4,200	1,445,808
Lowe’s Cos., Inc.		6,000	1,322,760
Target Corp.		2,000	296,080
			3,064,648
Semiconductors & Semiconductor Equipment	14.5%
Broadcom, Inc.		1,200	1,926,636
KLA Corp.		1,500	1,236,765
Microchip Technology, Inc.		20,800	1,903,200
NVIDIA Corp.		15,900	1,964,286
Texas Instruments, Inc.		400	77,812
			7,108,699
Software & Services	12.2%
Accenture PLC, Class A		5,000	1,517,050
Intuit, Inc.		1,000	657,210
Mastercard, Inc., Class A		4,200	1,852,872
Microsoft Corp.		4,350	1,944,232
			5,971,364
Technology Hardware & Equipment	10.3%
Apple, Inc.		9,600	2,021,952
Arista Networks, Inc.(a)		3,000	1,051,440
Cisco Systems, Inc.		4,500	213,795
Garmin Ltd.		6,000	977,520
Motorola Solutions, Inc.		2,000	772,100
			5,036,807
Telecommunication Services	0.3%
Verizon Communications, Inc.		3,500	144,340
Transportation	4.7%
CSX Corp.		48,000	1,605,600
FedEx Corp.		2,400	719,616
			2,325,216
Utilities	1.7%
NextEra Energy, Inc.		11,700	828,477
TOTAL COMMON STOCKS
(Cost $25,361,869)			47,560,436

See notes to financial statements.

2

LARGE CAP EQUITY FUND

SCHEDULE OF INVESTMENTS (concluded)

June 30, 2024

	Percentage of Net Assets	Shares	Value
INVESTMENT COMPANIES	3.0%
Northern Institutional Treasury Portfolio, Premier Class, 5.15%*		1,459,139	$1,459,139
TOTAL INVESTMENT COMPANIES
(Cost $1,459,139)			1,459,139
TOTAL INVESTMENTS
(Cost $ 26,821,008)	100.1%		$49,019,575
NET OTHER ASSETS (LIABILITIES)	(0.1)%		(58,632)
NET ASSETS	100.0%		$48,960,943

*	The rate presented is the 7-day effective yield in effect at June 30, 2024.

(a)	Non-income producing security.

See notes to financial statements.

3

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2024

Large Cap Equity Fund
Assets:
Investments, at cost	$26,821,008
Investments, at value	49,019,575
Receivable for dividends and interest	15,352
Receivable for capital shares sold	509
Prepaid expenses	22,812
Total Assets	49,058,248
Liabilities:
Investment advisory fees payable (see Note B)	22,359
Distribution fees payable (see Note B)	3,706
Capital shares redeemed payable	12,238
Other fees payable	48,760
Administration fees payable (see Note B)	10,242
Total Liabilities	97,305
Net Assets	$48,960,943
Class AMF
Net assets	$41,092,932
Shares of common stock outstanding	3,667,980
Net asset value per share	$11.20
Class H
Net assets	$7,868,011
Shares of common stock outstanding	707,639
Net asset value per share	$11.12
Net Assets
Paid in capital	$24,200,822
Distributable earnings	24,760,121
Net assets	$48,960,943

See notes to financial statements.

4

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2024

Large Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$983,144
Total investment income	983,144
Operating expenses:
Investment advisory (see Note B)	314,925
Accounting	105,528
Administration (see Note B)	124,845
Distribution — Class AMF Shares (see Note B)	100,529
Professional	60,112
Registration (includes blue sky fees)	41,026
Insurance	24,523
Trustee	63,765
Printing	23,071
Other expenses	5,337
Total expenses before reductions	863,661
Expenses reduced by Investment Adviser	(48,450)
Expenses reduced by Distributor	(19,408)
Net expenses	795,803
Net investment income	187,341
REALIZED AND UNREALIZED GAINS FROM INVESTMENT ACTIVITIES:
Net realized gains from investment transactions	4,132,529
Change in unrealized appreciation on investments	4,566,816
Net realized and unrealized gains from investment activities	8,699,345
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$8,886,686

See notes to financial statements.

5

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Equity Fund
	Year Ended June 30, 2024	Year Ended June 30, 2023
Increase (decrease) in net assets:
Operations:
Net investment income	$187,341	$253,806
Net realized gains from investment transactions	4,132,529	3,463,828
Change in unrealized appreciation on investments	4,566,816	4,554,465
Change in net assets resulting from operations	8,886,686	8,272,099
Distributions paid to shareholders
Class AMF Shareholders	(3,441,238)	(3,237,395)
Class H Shareholders	(709,656)	(715,099)
Total distributions paid to shareholders	(4,150,894)	(3,952,494)
Capital Transactions:
Class AMF Shares:
Proceeds from sale of shares	360,534	152,861
Value of shares issued to shareholders in reinvestment of dividends	3,070,947	2,730,907
Cost of shares redeemed	(5,266,782)	(3,054,518)
Class H Shares:
Proceeds from sale of shares	793,707	894,407
Value of shares issued to shareholders in reinvestment of dividends	1,838	1,011
Cost of shares redeemed	(2,222,328)	(690,900)
Change in net assets from capital transactions	(3,262,084)	33,768
Change in net assets	1,473,708	4,353,373
Net Assets:
Beginning of year	47,487,235	43,133,862
End of year	$48,960,943	$47,487,235

See notes to financial statements.

6

LARGE CAP EQUITY FUND — CLASS AMF SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	Year Ended June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.19	$9.30	$10.33	$7.91	$7.96
Income (loss) from investment operations:
Net investment income(1)	0.04	0.05	0.04	0.04	0.05
Net realized and unrealized gains (losses) from investments	1.89	1.71	(0.45)	2.72	0.32
Total from investment operations	1.93	1.76	(0.41)	2.76	0.37
Less distributions:
From net investment income	(0.04)	(0.05)	(0.04)	(0.04)	(0.05)
From net realized gains	(0.88)	(0.82)	(0.58)	(0.30)	(0.37)
Total distributions	(0.92)	(0.87)	(0.62)	(0.34)	(0.42)
Change in net asset value	1.01	0.89	(1.03)	2.42	(0.05)
Net asset value, end of period	$11.20	$10.19	$9.30	$10.33	$7.91
Total return	19.95%	20.16%	(5.06)%	35.61%	4.41%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$41,093	$39,003	$35,608	$40,977	$32,305
Ratio of net expenses to average net assets	1.68%	1.69%	1.61%	1.75%	2.01%
Ratio of net investment income to average net assets	0.35%	0.52%	0.34%	0.42%	0.55%
Ratio of gross expenses to average net assets(2), (3)	1.83%	1.79%	1.71%	1.85%	2.11%
Portfolio turnover rate	10%	8%	5%	17%	33%

(1)	Net investment income (loss) for the periods ended June 30, 2023 and 2024 were calculated using the average shares outstanding method.
(2)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.
(3)	The impact of the voluntary waivers for the years ended June 30, 2020, 2021, 2022, 2023 and 2024 were 0.10%, 0.10%, 0.10%, 0.10%, and 0.15%, respectively.

See notes to financial statements.

7

LARGE CAP EQUITY FUND — CLASS H SHARES

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the years indicated.

	Year Ended June 30,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$10.12	$9.24	$10.27	$7.87	$7.93
Income (loss) from investment operations:
Net investment income(1)	0.06	0.08	0.07	0.06	0.05
Net realized and unrealized gains (losses) from investments	1.88	1.70	(0.46)	2.70	0.33
Total from investment operations	1.94	1.78	(0.39)	2.76	0.38
Less distributions:
From net investment income	(0.06)	(0.08)	(0.06)	(0.06)	(0.07)
From net realized gains	(0.88)	(0.82)	(0.58)	(0.30)	(0.37)
Total distributions	(0.94)	(0.90)	(0.64)	(0.36)	(0.44)
Change in net asset value	1.00	0.88	(1.03)	2.40	(0.06)
Net asset value, end of period	$11.12	$10.12	$9.24	$10.27	$7.87
Total return	20.24%	20.48%	(4.86)%	35.86%	4.56%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$7,868	$8,484	$7,526	$8,943	$6,793
Ratio of net expenses to average net assets	1.47%	1.44%	1.36%	1.50%	1.76%
Ratio of net investment income to average net assets	0.55%	0.77%	0.58%	0.67%	0.80%
Ratio of gross expenses to average net assets(2), (3)	1.57%	1.54%	1.46%	1.60%	1.86%
Portfolio turnover rate	10%	8%	5%	17%	33%

(1)	Net investment income (loss) for the periods ended June 30, 2023 and 2024 were calculated using the average shares outstanding method.
(2)	The impact of the voluntary waivers for the years ended June 30, 2020, 2021, 2022, 2023 and 2024 were 0.10%.
(3)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

See notes to financial statements.

8

NOTES TO FINANCIAL STATEMENTS

June 30, 2024

ORGANIZATION

Asset Management Fund (the “Trust”) was reorganized as a Delaware statutory trust on September 30, 1999, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end management company. As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, the Trust follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” As of June 30, 2024, the Trust is authorized to issue an unlimited number of shares, at no par value, of the Large Cap Equity Fund series (referred to as the “Fund”). The financial statements herein are those of the Fund; other series of the Trust are not included in this report.

The Fund is authorized to issue two classes of shares: Class AMF Shares and Class H Shares. Class AMF and Class H Shares of the Fund have the same rights and obligations except: (i) Class AMF Shares bear a distribution fee, while Class H Shares do not have any distribution fee, which will cause Class AMF Shares to have a higher expense ratio and to pay lower dividend rates than those related to Class H Shares; (ii) other expenses, which are determined to properly apply to one class of shares upon approval by the Board of Trustees of the Trust (the “Board”), will be borne solely by the class to which such expenses are attributable; and (iii) each class will have exclusive voting rights with respect to the matters relating to its own distribution arrangements.

A. Significant accounting policies are as follows:

SECURITY VALUATION

Investments are recorded at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the following three broad levels:

Level 1 — quoted prices in active markets for identical assets

Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, certain short-term debt securities if any, may be valued using amortized cost. Generally, amortized cost approximates the fair value of a security, but since this valuation is not obtained from a quoted price in an active market, such securities would be reflected as Level 2 in the fair value hierarchy.

The prices for equity securities are generally provided by an independent third party pricing service approved by System Two Advisors L.P. (the “Adviser”), the Fund’s Valuation Designee, as of the close of the regular trading session of the New York Stock Exchange, normally at 4:00 pm EST, each business day on which the share price is calculated. Equity securities listed or traded on a primary exchange are valued at the closing price, if available, or the last sales price on the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the mean of the latest bid and ask quotations as of the close of the primary exchange. Investments in other open-end registered investment companies are valued at their respective net asset value (“NAV”) as reported by such companies. In these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The Fund’s debt and other fixed income securities if any, are generally valued at an evaluated bid price provided by an independent pricing source approved by the Valuation Designee. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short-term debt securities of sufficient credit quality that mature within sixty days may be valued at amortized cost, which approximates fair value. If a pricing service is unable to provide valuations for a particular security or securities, or the Valuation Designee has determined that such valuations are unreliable, the Board has approved the use of a fair valuation methodology implemented by the Valuation Designee to fair value the security or securities.

Within the fair value pricing methodology implemented by the Valuation Designee, among the more specific factors that are considered in determining the fair value of investments in debt instruments are: (1) information obtained with respect to market transactions in such securities or comparable securities; (2) the price and extent of public trading in similar securities of the issuer or comparable securities; (3) the fundamental analytical data relating to the investment; (4) quotations from broker/dealers, yields, maturities, ratings and various relationships between securities; and (5) evaluation of the forces which influence the market in which these securities are purchased and sold. The fair valuation process also takes into consideration factors such as interest rate changes, movements in credit spreads, default rate assumptions, repayment assumptions, type and quality of collateral, and security seasoning. Imprecision in estimating fair value can impact the amount of unrealized appreciation or depreciation recorded for a particular security, and differences in the assumptions used could result in a different determination of fair value, and those differences could be material. Depending on the source and relative significance of the valuation inputs in these instances, the instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

9

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2024

Fair value pricing, including evaluated prices obtained from pricing services, is inherently a process of estimates and judgments. Fair value prices may fluctuate less than market prices due to technical issues which may impact the prices at which the Fund can purchase or sell securities. Market prices can be impacted by technical factors such as short term changes in market liquidity and volatility which may not directly impact fair value prices. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater NAV volatility.

While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2024:

Portfolio	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Large Cap Equity Fund
Assets:
Common Stocks	$47,560,436	$—	$—	$47,560,436
Investment Companies	1,459,139	—	—	1,459,139
Total Investments	49,019,575	—	—	49,019,575

As of and during the year ended June 30, 2024, there were no Level 3 securities held by the Fund. There were no transfers to or from Level 3 as of June 30, 2024, based on levels assigned to securities as of June 30, 2024.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid quarterly, or as the Board may determine from time to time. Net short-term and long-term capital gains, if any, are declared and paid annually.

The distributions from net investment income and from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclass of dividend distribution and return of capital), such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. Distributions to shareholders that exceed net investment income and net realized capital gains for tax purposes are reported as distributions of capital.

FEDERAL TAXES

No provision is made for Federal income taxes in the financial statements as it is the policy of the Fund to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains to shareholders sufficient to relieve it from all, or substantially all, Federal income taxes.

For all open tax years and all major taxing jurisdictions, the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last three tax year ends as well as the most recent fiscal year end which has yet to be filed). Furthermore, the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

EXPENSE ALLOCATION

Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Certain expenses that arise in connection with a class of shares are charged to that class of shares.

OTHER

Investment transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, investment transactions are reported on the trade date. Interest income is recorded on the accrual basis, amortization and accretion is recognized on a using the effective interest method and based on the anticipated effective maturity date, and the cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

10

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2024

The Fund’s net asset values per share may fluctuate daily. The net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The value per share is rounded to the nearest whole cent ($0.01).

INDEMNIFICATION

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Trust expects the risk of loss to be remote.

B. Fees and transactions with affiliates were as follows:

FEES AND TRANSACTIONS WITH AFFILIATES

Prior to February 28, 2024, Austin Atlantic Asset Management Co. (“AAAMCO”) served as investment adviser to the Fund (the “Prior Adviser”). The Prior Adviser is a wholly-owned subsidiary of Austin Atlantic Inc. (“AAI”). AAI is controlled by Rodger D. Shay, Jr., President of Austin Atlantic Capital Inc. (“AACI”), also a wholly-owned subsidiary of AAI.

Effective as of February 28, 2024, AAMCO no longer serves as investment adviser to the Fund and System Two Advisors, L.P. (“S2”), the Fund’s former investment sub-adviser, serves as investment adviser to the Fund. As compensation for investment advisory services, the Fund pays an investment advisory fee monthly based upon an annual percentage of the average daily net assets of the Fund.

The investment advisory fee rate for the Fund is 0.65% of the first $250 million and 0.55% for assets over $250 million. For the period through February 27, 2024, the Prior Adviser voluntarily waived, and for the period beginning on February 28, 2024, the Adviser voluntarily waived a portion of its fee in an amount of 0.10% so that the Fund paid 0.55% of average daily net assets for the year ended June 30, 2024, which cannot be recouped. The Adviser and Prior Adviser have the same fee structure. For the year ended June 30, 2024, the investment advisory fee for the Adviser and Prior Adviser is $109,473 and $205,452, respectively, and waived $16,842 and $31,608, respectively.

AACI serves the Trust as distributor (the “Distributor”).

As compensation for distribution services, the Trust pays the Distributor a distribution fee monthly in accordance with the distribution plan adopted by the Trust, pursuant to Rule 12b-1 under the 1940 Act, based upon an annual percentage of the average daily net assets of the Fund.

The distribution fee rate for the Fund Class AMF Shares is 0.25% of average daily net assets. The Class H Shares do not have a distribution fee. For the year ended June 30, 2024, the distribution fee for Class AMF is $100,529 and distribution fees waived are $19,408.

There were no brokerage commissions paid to the Distributor during the year ended June 30, 2024.

BUSINESS MANAGER AND ADMINISTRATOR

The Trust has a Management and Administration Agreement (the “Agreement”) with Foreside Management Services, LLC (“Foreside”), who serves as business manager and administrator for the Trust on behalf of the Fund. Pursuant to the terms of the Agreement, Foreside performs and coordinates all management and administration services for the Fund either directly or through working with the Fund’s service providers. Services provided under the Agreements by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Fund; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations. Pursuant to the Agreement, the Fund pays Foreside an annual fee of $120,000 plus 0.01% of average daily net assets of the Fund; subject to an aggregate minimum annual fee of $125,000.

11

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2024

C. FUND SHARES

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Large Cap Equity Fund
	Year ended June 30, 2024	Year ended June 30, 2023
Shares Transactions Class AMF:
Sale of shares	34,348	16,108
Shares issued to shareholders in reinvestment of dividends	304,559	300,794
Shares redeemed	(497,528)	(318,448)
Net decrease	(158,621)	(1,546)
Shares outstanding
Beginning of year	3,826,601	3,828,147
End of year	3,667,980	3,826,601

Shares Transactions Class H:
Sale of shares	78,996	97,269
Shares issued to shareholders in reinvestment of dividends	183	113
Shares redeemed	(209,715)	(73,448)
Net increase (decrease)	(130,536)	23,934
Shares outstanding
Beginning of year	838,175	814,241
End of year	707,639	838,175

D. PURCHASES AND SALES OF SECURITIES

For the year ended June 30, 2024, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

Large Cap Equity Fund
Purchases	$4,576,446
Sales	11,862,262

E. FEDERAL INCOME TAX INFORMATION:

The tax characteristics of distributions paid to shareholders during the fiscal years ended June 30, 2024 and 2023 for the Large Cap Equity Fund were as follows:

	Distributions paid from Ordinary Income	Net Long Term Gains		Total Taxable Distributions	Total Distributions Paid
2024
Large Cap Equity Fund	$187,277	$3,963,617	*	$4,150,894	$4,150,894
2023
Large Cap Equity Fund	254,273	3,698,221	*	3,952,494	3,952,494

*	In addition to the long-term capital gain distributions, during 2024 and 2023, the Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long-term capital gains of $227,562 and $82,674, respectively.
12

NOTES TO FINANCIAL STATEMENTS (concluded)

June 30, 2024

At June 30, 2024, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for Federal income tax purposes were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Large Cap Equity Fund	$26,821,008	$22,735,629	$(537,062)	$22,198,567

As of June 30, 2024, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings (Deficit)
Large Cap Equity Fund	$—	$2,561,554	$2,561,554	$—	$—	$22,198,567	$24,760,121

The tax character of current year distributions paid and the tax basis of the current components of distributable earnings/(accumulated deficit) and any net capital loss carryforwards will be determined at end of the current tax year. As of June 30, 2024, there were no differences in book and tax basis unrealized appreciation/(depreciation).

The Fund did not have any capital loss carryforwards at June 30, 2024.

Dividends and distributions are determined in accordance with Federal income tax regulations and may differ from accounting principles generally accepted in the United States of America. To the extent these differences are permanent, adjustments are made to the appropriate components of net assets in the period that these differences arise.

Income dividends and capital gains distributions are determined in accordance with Federal income tax regulations. Such amounts may differ from income and capital gains recorded in accordance with U.S. GAAP. Accordingly, the Fund may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and Federal income tax basis distributions. These reclassifications are reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. GAAP. These reclassifications may relate to tax equalization, expiration of capital loss carry-forwards and changes in tax characterization. These reclassifications have no impact on the total net assets or the net asset value per share of the Fund. At June 30, 2024, the following reclassifications were recorded:

Fund	Distributable Earnings/ (Accumulated Deficit)	Paid in Capital
Large Cap Equity Fund	$(227,562)	$227,562

F. TRUSTEE COMPENSATION

Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on meeting type). Collectively, the Independent Trustees were paid $124,800 in fees during the annual period ended June 30, 2024, for the entire Trust, which includes other funds in addition to the Fund. The Fund paid Trustee compensation in the amount of $62,400. In addition, the Fund reimburses Trustees for out-of-pocket expenses incurred in conjunction with attendance of meetings.

G. SUBSEQUENT EVENTS

Management has evaluated events from June 30, 2024, through the date that these financial statements were issued and has determined that there were no subsequent events to report that would have a material impact on the Fund’s financial statements.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Large Cap Equity Fund and

Board of Trustees of Asset Management Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Large Cap Equity Fund (the “Fund”), a series of Asset Management Fund, as of June 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2014.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

August 28, 2024

14

ADDITIONAL INFORMATION

June 30, 2024

Other Federal Income Tax Information (Unaudited)

For the fiscal year ended June 30, 2024, certain distributions paid by the Fund may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2023, Form 1099-DIV.

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2024, qualify for corporate dividends received deduction for the Fund:

Fund	Percentage
Large Cap Equity Fund	100%

For the fiscal year ended June 30, 2024, the Fund paid qualified dividend income for purposes of reduced individual Federal income tax rates of:

Fund	Percentage
Large Cap Equity Fund	100%

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,561,554 as a long-term capital gain for June 30, 2024.

In addition to the long term capital gain distributions, during 2024, the Fund utilized equalization accounting for tax purposes whereby a portion of redemption payments were treated as distributions of long term capital gains of $227,562.

OTHER INFORMATION:

Availability of Proxy Voting Policies and Procedures

Information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge at amffunds.com, by calling toll-free 1-800-247-9780 and on the SEC website at www.sec.gov.

Availability of Quarterly Portfolio Schedule

A complete schedule of the Fund’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the Securities and Exchange Commission as an exhibit to its reports on Form N-PORT and is available on the Securities and Exchange Commission’s website at http://www.sec.gov. In addition, each Fund’s information on Form N-PORT is made available to shareholders by calling toll-free 1-800-247-9780.

Availability of Additional Information about Trustees

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request, by calling 1-800-247-9780.

15

DISTRIBUTOR

Austin Atlantic Capital Inc.

1 Alhambra Plaza, Suite 100

Coral Gables, FL 33134

ADVISER

System Two Advisors, L.P.

47 Maple Street, Suite 303A

Summit, NJ 07901

FINANCIAL ADMINISTRATION AND TRANSFER AND DIVIDEND AGENT

The Northern Trust Company

50 South LaSalle Street

Chicago, IL 60601

LEGAL COUNSEL

Vedder Price P.C.

222 North LaSalle Street

Chicago, IL 60601

CUSTODIAN

Northern Trust Company

50 South LaSalle Street

Chicago, IL 60603

BUSINESS MANAGER AND ADMINISTRATOR

Foreside Management Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with the Funds’ accountants during the period.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

ITEM 9 – AMF N-CSR June 30, 2024

SPECIAL MEETING OF SHAREHOLDERS OF THE LARGE CAP EQUITY FUND

A Special Meeting of Shareholders of the Large Cap Equity Fund (the “Fund”) was held on May 21, 2024, for the purpose of voting to approve a new investment advisory agreement between Asset Management Fund, on behalf of the Fund, and System Two Advisors, L.P. At the meeting, the proposal set forth in the shareholder proxy statement was approved. The voting results for the proposal were as follows:

Shares Voted	Voted For	Voted Against	Abstain
2,430,903	2,253,451	37,360	130,092

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Disclosed as part of the financial statements included in Item 7 (a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Confidential VP Draft

AAMA EQUITY FUND

AAMA INCOME FUND

Statement Regarding Basis for Renewal of Investment Advisory Agreement
Pursuant to Form N-CSR, Item 11

At a meeting held on May 14, 2024 (the “Meeting”), the Board of Trustees (the “Board,” with the members of the Board referred to as the “Trustees”) of Asset Management Fund (the “Trust”), including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trust (the “Independent Trustees”), unanimously approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its series, AAMA Equity Fund and AAMA Income Fund (each, a “Fund” and collectively, the “Funds”), and Advanced Asset Management Advisors, Inc. (“AAMA” or the “Adviser”). The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund in light of the nature, extent and quality of the services provided and such other factors and information as the Board considered to be relevant in the exercise of its reasonable business judgment, as summarized below.

In considering the renewal of the Advisory Agreement at the Meeting, the Board took into account its duties under the 1940 Act, as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisers established by Section 36(b) of the 1940 Act with respect to advisory agreements and their receipt of compensation under such agreements; the standards used by courts in determining whether fees charged to mutual funds by their investment advisers are “excessive” in violation of Section 36(b); and the factors to be considered by the Board in voting on such agreements. In advance of the Meeting, the Board received information and materials from the Adviser in connection with the proposed continuation of the Advisory Agreement, including, among other things, a description of the services provided by the Adviser to each Fund and information regarding the relevant personnel responsible for such services and their experience; comparative information regarding each Fund’s investment performance, fees and expenses; information regarding the potential for the Adviser to experience economies of scale in the provision of services to the Funds and the extent to which any potential scale benefits may be shared with shareholders; information regarding the Adviser’s overall financial condition and ability to carry out its obligations to the Funds; Adviser profitability data; information regarding the Adviser’s compliance program resources and compliance policies and procedures; and information regarding any “fall-out” benefits—i.e., ancillary benefits derived or that may be derived by the Adviser from its relationship with the Funds.

At the Meeting, the Board met with representatives of the Adviser to review and discuss the materials provided in advance of the Meeting. The Board, which is composed entirely of Independent Trustees, also met independently of management to review and discuss the materials received from the Adviser and Trust counsel. The Independent Trustees weighed and considered the information provided in light of their substantial accumulated experience in governing the Funds and applied their business judgment to determine whether the Advisory Agreement continues to be a reasonable business arrangement from each Fund’s perspective.

Confidential VP Draft

In approving the continuation of the Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Advisory Agreement. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. Furthermore, at each of its meetings, the Board covers an agenda of topics and materials and considers factors that are relevant to its annual consideration of the Advisory Agreement for the Funds, including the services and support provided to each of the Funds. The Board also considered that shareholders chose to invest or remain invested in the Funds having received and with access to disclosures regarding the Funds’ investment advisory fees and the Adviser’s role in managing the Funds. The Board determined that, given the totality of information provided with respect to the Advisory Agreement, the Board, in its judgment, had received sufficient information to renew the Advisory Agreement.

In its deliberations, the Board did not identify any single factor or group of factors as being determinative. Rather, the Board’s approval was based on each Trustee’s business judgment after consideration of the information as a whole. Individual Trustees may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services provided by the Adviser to each Fund, including the compliance program established by the Adviser and the level of compliance attained by the Adviser. The Board reviewed the Adviser’s portfolio management services and considered the experience and skills of the Adviser’s investment management team.

The Board’s assessment of the nature, extent and quality of services provided by AAMA included an evaluation of the investment performance of each Fund. The Board reviewed performance information provided by the Adviser for each Fund for the one-, three- and five-year periods ended December 31, 2023 as compared to a “performance universe” of peer funds in the same Morningstar category and to the performance of the Fund’s benchmark index or indices. Specifically, for AAMA Equity Fund, the Board received comparative performance data for the US Fund Large Blend category and for the S&P 500 Index and S&P 500 Equal Weight Index. As to the AAMA Income Fund, the Board received comparative performance data for the US Fund Intermediate Core-Plus Bond category and for the Bloomberg Aggregate Bond Index. Additionally, in light of each Fund’s ability to make significant allocations to investments not reflected in the Morningstar-selected performance universe category—specifically, allocations to Large Growth, Large Value, Mid Growth and Small Growth for AAMA Equity Fund and, for AAMA Income Fund, allocations to alternative income assets—the Adviser supplemented the Morningstar-selected categorizations with various other comparative performance data for each Fund, including other performance universe and peer group metrics, as well as certain blended peer groups reflecting typical portfolio allocations for each Fund. In assessing all of the foregoing comparative data sets, the Board took into account the Adviser’s commentary regarding the utility and perceived limitations of each Fund’s Morningstar categorization, and the Adviser’s rationale for considering other comparative metrics.

In evaluating each Fund’s investment performance, the Board considered each Fund’s quartile ranking within its performance universe—with the first quartile being the best performers and the fourth quartile being the worst performers—and made the following observations:

Confidential VP Draft

AAMA Equity Fund. The annualized returns for each of the one-, three- and five-year periods ended December 31, 2023 were in the fourth quartile of the Fund’s Large Blend performance universe. The Fund underperformed its benchmark indices for each period reviewed, with the exception of the Fund’s annualized returns versus the S&P 500 Equal Weight Index for the one-year period ended December 31, 2023, which exceeded the Index. The Adviser also cited the Fund’s relative performance versus the Small Growth universe over the one-, three- and five-year periods ended December 31, 2023, versus the Mid Growth universe over the three-year period ended December 31, 2023, and versus the Large Value universe over the one-year period ended December 31, 2023, which, in case, ranked in the first or second quartile.

AAMA Income Fund. Although the annualized returns for each of the one- and five-year periods ended December 31, 2023 were in the fourth quartile of the Fund’s Intermediate Core-Plus performance universe, the annualized returns for the three-year period ended December 31, 2023 were in the first quartile of the Fund’s performance universe. Similarly, while the Fund underperformed its benchmark index for the one- and five-year periods ended December 31, 2023, it exceeded its benchmark index for the three-year period ended December 31, 2023.

In assessing the comparative performance information, the Board considered the Adviser’s processes for monitoring Fund performance and the Adviser’s discussion of performance relative to broader market developments over various periods. Additionally, the Board evaluated performance results in light of each Fund’s investment objective, strategies and risks, as disclosed in each Fund’s prospectus, and in the context of overall recent market conditions. Also relevant to the Board’s evaluation was AAMA’s assessment that each Fund met expectations with respect to its investment objective.

In light of the information presented and the considerations made, the Board determined that it was satisfied with the explanations for, oversight of and information provided regarding each Fund’s investment performance. The Board concluded that the nature, extent and quality of the services provided to each Fund by the Adviser under the Advisory Agreement have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed each Fund’s contractual investment advisory fee and total net expense ratio. The Board received information from the Adviser, using Morningstar data, comparing each Fund’s investment advisory fee and total net expense ratio to the investment advisory fees and total net expense ratios of funds in a peer group screened from the peer universe of funds in its Morningstar category. The Board considered the Adviser’s statements with respect to certain limitations in comparing each Fund to the funds in its peer group, including that many of the peer funds are part of larger fund complexes that may allow for more economies of scale. The information provided to the Board showed that each Fund’s investment advisory fee and total net expense ratio were above the average of its applicable peer group. The Board noted the Adviser’s intention to continue the current voluntary fee waiver for the AAMA Income Fund. Although above the average of its applicable peer group, the Board concluded that, based on the totality of information provided, the investment advisory fees for each Fund were within a reasonable range. On the basis of all information provided, the Board concluded that the investment advisory fees charged by the Adviser for managing each Fund continue to be reasonable and appropriate in light of the nature, extent and quality of services provided by the Adviser.

Confidential VP Draft

Profitability. The Board received the financial statements of the Adviser and considered information related to the estimated profitability to the Adviser from its relationship with the Funds. The Board took into account that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board considered the information provided by the Adviser regarding its method of allocating expenses and determining profitability estimates, noting that there are limitations inherent in allocating costs and calculating profitability for an organization such as AAMA. Based upon the information provided, the Board concluded that any profits realized by the Adviser in connection with the management of the Funds were not unreasonable in relation to the nature, extent and quality of the services provided.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of each Fund and whether the Funds benefit from any such economies of scale. The Board considered the current net assets of each Fund and concluded that the investment advisory fee schedule for each Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to the Adviser. The Board considered whether there are any incidental benefits received by the Adviser as a result of the Adviser’s relationship with the Funds. The Board considered that the Adviser does not use brokerage of the Funds to obtain third party research and that the Adviser receives no fees from the Funds other than the investment advisory fees.

Conclusion. Based upon all the information considered and the conclusions reached, the Board unanimously determined that the terms of the Advisory Agreement continue to be fair and reasonable and that continuation of the Advisory Agreement for each Fund is in the best interests of the Fund.

Board Considerations of the Approval of the S2 Investment Advisory Agreement

The Board of Trustees (the “Board”) of Asset Management Fund (the “Trust”) approved an Investment Advisory Agreement between the Trust, on behalf of Large Cap Equity Fund (the “Fund”), and System Two Advisors L.P. (“S2”) (the “S2 Advisory Agreement”) at a meeting held on February 12, 2024. The Board determined that the approval of the S2 Advisory Agreement was in the best interests of the Fund in light of the nature, quality and extent of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its business judgment. As discussed further below, the Board also approved an Interim Investment Advisory Agreement between the Trust, on behalf of the Fund, and S2 (the “Interim Advisory Agreement”) at the February 12, 2024 meeting.

As of February 12, 2024, Austin Atlantic Asset Management Co. (“Austin Atlantic”) served as the Fund’s investment adviser pursuant to an Investment Advisory Agreement between the Trust, on behalf of Fund, and Austin Atlantic (the “AA Advisory Agreement”) and S2 served as the sub-adviser to the Fund pursuant to a sub-advisory agreement between Austin Atlantic and S2 (the “S2 Sub-Advisory Agreement”). Pursuant to the S2 Sub-Advisory Agreement and the AA Advisory Agreement, S2 provided a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents held by the Fund, and determined what securities and other investments would be purchased, retained or sold by the Fund, and Austin Atlantic provided oversight of S2’s investment activities and the performance of the Fund and also provided oversight of S2’s compliance program related to the Fund and regularly reported to the Board with respect to the Fund and the services of S2. Following a significant reduction in the assets under management in other Austin Atlantic advised products in 2022 and 2023, Austin Atlantic discussed with the Board the future of its business and options for the Fund over the course of several meetings in 2022 and 2023. Ultimately, Austin Atlantic and S2 proposed to transition investment advisory services for the Fund to S2 following the term of the AA Advisory Agreement ending on February 28, 2024. The Board was informed that transition of investment advisory services to S2 would require that the S2 Advisory Agreement be submitted to shareholders of the Fund for approval. The Board also was informed that it would need to approve the Interim Investment Advisory Agreement to provide for the continuous management of the Fund following the termination of the AA Advisory Agreement on February 28, 2024. The Board noted that S2 could only provide investment advisory services to the Fund under the Interim Advisory Agreement for a period of 150 days from the date of the transition of investment advisory services from Austin Atlantic to S2 and that shareholder approval of the S2 Advisory Agreement would need to be obtained during that 150 day period.

Prior to the February 12, 2024 Board meeting, Fund counsel provided S2 with a request for information regarding investment advisory services for the Fund and S2’s responses to the request for information were considered by the Board at the meeting, including in executive session with Fund counsel. In addition, Anupam Ghose, portfolio manager of the Fund and Chief Executive Officer of S2, joined the February 12, 2024 Board meeting and discussed the proposed transition of investment advisory services to S2. To reach its determination in approving the S2 Advisory Agreement for the Fund, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; the factors to be considered by the Board in voting on such agreements; and the interests of the Fund and shareholders. In connection with its deliberations regarding the S2 Advisory Agreement, the Board noted that any differences in the terms and conditions of the S2 Advisory Agreement from the AA Advisory Agreement, including the parties to the agreement and the effective and termination dates of the agreement, were immaterial to the management of the Fund. The Board considered that the information provided by S2 in response to the request for information and at the February 12, 2024 meeting indicated that, while S2 would assume full investment advisory responsibilities under the S2 Advisory Agreement, S2’s investment advisory services to the Fund, including the portfolio manager responsible for implementing the Fund’s investment strategy, would not change. S2 indicated that, while S2 would receive the full investment advisory fee as investment adviser to the Fund, the investment advisory fee would remain the same as the investment advisory fee under the AA Advisory Agreement and S2 would continue the 0.10% voluntary fee waiver and that the transition of investment advisory services for the Fund to S2 would not result in any diminution in the nature, quality and extent of the services provided to the Fund by S2. The Board, which is composed entirely of Trustees who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”), also met independently of management to review and discuss materials received from S2, Foreside Management Services, LLC (the Fund’s business manager and administrator) and Fund counsel. The Board applied its business judgment to determine whether the S2 Advisory Agreement was a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the S2 Advisory Agreement, the Board, in its judgment, had received sufficient information to approve the S2 Advisory Agreement. In determining to approve the S2 Advisory Agreement for the Fund, the Board did not identify any single factor or group of factors as all important or controlling and considered all factors together, including the factors set forth below.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of the services provided by S2 in managing the Fund’s investments and the experience and skills of S2’s portfolio manager managing the Fund. The Board reviewed the Fund’s investment performance for the one-, three- and five-year periods ended December 31, 2023 and compared this information to the performance of a peer universe of funds in the same Morningstar category (1st quartile being the best performers and 4th quartile being the worst performers) and to the performance of the Fund’s benchmark index. The Board noted that the Fund’s performance was in the 3rd quartile of its peer universe for the one-year period ended December 31, 2023, in the 1st quartile of its peer universe for the three-year period ended December 31, 2023 and in the 2nd quartile of its peer universe for the five-year period ended December 31, 2023. The Board also noted that the Fund outperformed its benchmark index in the three-year period ended December 31, 2023 and underperformed its benchmark index in each of the one- and five-year periods December 31, 2023. The Board also considered S2’s compliance program and the enhancements that would be made in light of S2 transitioning to become the investment adviser of the Fund, such as valuation procedures to support S2 serving as the Fund’s valuation designee and liquidity risk management procedures to support S2 serving as the Fund’s liquidity risk management program administrator. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by S2 have been and are expected to remain satisfactory.

Fees and Expenses. The Board reviewed the Fund’s contractual investment advisory fee and total net expense ratios. The Board considered that the contractual investment advisory fee would not change as a result of the transition of investment advisory services to S2. The Board received information based upon Morningstar data comparing the Fund’s contractual investment advisory fee and total net expense ratio to the contractual investment advisory fees and total net expense ratios of funds in a peer group based upon asset size and in a peer universe (1st quartile being the most favorable and 4th quartile being the least favorable). The peer group and peer universe included funds in the same Morningstar category as the Fund. The information provided to the Board showed that the Fund’s contractual investment advisory fee was in the 2nd quartile of its peer group and that the Fund’s total net expense ratio (Class AMF) was in the 4th quartile of its peer group. The Board considered that S2 would continue the current voluntary investment advisory fee waiver for the Fund. On the basis of all the information provided, the Board concluded that the investment advisory fee continued to be reasonable and appropriate in light of the nature, quality and extent of services provided by and expected to continue to be provided by S2.

Profitability. The Board received and discussed with Mr. Ghose the financial statements of S2. The Board considered S2’s discussion of the estimated profitability to S2 from its relationship with the Fund. The Board also noted that under the S2 Advisory Agreement, S2 would receive the entire investment advisory fee rather than splitting it with Austin Atlantic, as was the case under the prior arrangements. Based upon the information provided, the Board concluded that any profits to be realized by S2 in connection with the S2 Advisory Agreement were not expected to be unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any such economies of scale through breakpoints in fees or otherwise. The Board noted that the investment advisory fee structure is comprised of (and would continue to be comprised of under the S2 Advisory Agreement) breakpoints for the Fund. The Board also considered the current net assets of the Fund and the voluntary investment advisory fee waiver. The Board concluded that the investment advisory fee schedule for the Fund reflects an appropriate level of sharing of any economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to S2. The Board considered the character and amount of other incidental benefits that may be received by S2, as a result of the S2’s relationship with the Fund, noting that S2 did not identify any incidental benefits to be received. The Board considered that S2 does not use brokerage of the Fund to obtain third party research. The Board determined that the character and amount of other incidental benefits expected to be received by S2 were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the terms of the S2 Advisory Agreement were fair and reasonable and that the approval of the S2 Advisory Agreement was in the best interests of the Fund.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished hereto.

ITEM 16 – AMF N-CSR June 30, 2024

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Asset Management Fund

By (Signature and Title)*	/s/ Troy M. Statczar
Troy M. Statczar, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date	August 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Bunstine
David BunstinePresident
(Principal Executive Officer)

Date	August 23, 2024

By (Signature and Title)*	/s/ Troy M. Statczar
Troy M. Statczar, Treasurer
(Principal Financial Officer and Principal Accounting Officer)

Date	August 23, 2024

*	Print the name and title of each signing officer under his or her signature.